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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) November 6, 1997


                               REGENCY BANCORP
            (Exact name of registrant as specified in its charter)


         California                     33-82150                77-0378956
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)



7060 N. Fresno, Fresno, California                                93720
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (209) 438-2600


                                Not Applicable
        (Former name or former address, if changed since last report).




                                                             Page 1 of 29 pages


                                                The Exhibit Index is on Page 4.


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Item 5.     OTHER EVENTS.

            The registrant issued a press release dated November 6, 1997 describing its third quarter results of operations and consent to orders issued by the Federal Deposit Insurance Corporation and the California Department of Financial Institutions. The orders are anticipated to be issued in the form attached as exhibits 99.2 and
            99.3 and effective during the month of November, 1997.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

       (a)  FINANCIAL STATEMENTS.

            Not Applicable.

       (b)  PRO FORMA FINANCIAL INFORMATION.

            Not Applicable.

       (c)  EXHIBITS.

            (99.1) Press Release dated November 6, 1997 describing Registrant's third quarter results of operations and consent to orders issued by the Federal Deposit Insurance Corporation and the California Department of Financial Institutions.

            (99.2) Federal Deposit Insurance Corporation Order to Cease and Desist and Stipulation and Consent to the Issuance of an Order to Cease and Desist

            (99.3) State of California Department of Financial Institutions Waiver and Consent and Final Order


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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REGENCY BANCORP




Date:  November 6, 1997                     Steven F. Hertel /s/
                                            --------------------
                                            Steven F. Hertel
                                            President


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                                EXHIBIT INDEX

                                                                     Sequential
Exhibit No.                      Description                          Page No.
-----------                      -----------                         ----------

   99.1          Press Release dated November 6, 1997                   5-8

   99.2          Federal Deposit Insurance Corporation Order to
                 Cease and Desist and Stipulation and Consent to
                 the Issuance of an Order to Cease and Desist           9-24

   99.3          State of California Department of Financial
                 Institutions Waiver and Consent and Final Order       25-29